Rule 497(d)
                                 FT 417

                e-Business Select Portfolio, Series 3
                 Internet Select Portfolio, Series 3
               New e-conomy Select Portfolio, Series 2
                    e-Business Portfolio, Series 3
                    Internet Portfolio, Series 10
                  New e-conomy Portfolio, Series 2

         Supplement to the Prospectus dated March 14, 2000

Notwithstanding anything to the contrary in the Prospectus, Unit holders who acquire Units of e-Business Select Portfolio, Series 3, Internet Select Portfolio, Series 3, New e-conomy Select Portfolio, Series 2, e-Business Portfolio, Series 3, Internet Portfolio, Series 10 or New e-conomy
Portfolio, Series 2 which, as a result of a reduction in the aggregate underlying value of the Securities, are not subject to an initial sales charge will be subject to the maximum remaining deferred sales charge (initially $.225 per Unit for e-Business
Select Portfolio, Series 3, Internet Select Portfolio, Series 3 or New e-conomy Select Portfolio, Series 2, or $.35 per Unit for e-Business Portfolio, Series 3, Internet Portfolio, Series 10 or New e-conomy Portfolio, Series 2). In such case the maximum sales charge may exceed 3.25% of the Public Offering Price for e-Business Select Portfolio, Series 3, Internet Select Portfolio, Series 3 or New e-conomy Select Portfolio, Series 2 or 4.5% of the Public Offering Price per Unit for e-Business Portfolio, Series 3, Internet Portfolio, Series 10 and New e-conomy Portfolio, Series 2, but in no event will the maximum sales charge exceed 3.75% of the Public Offering Price per Unit for e-Business Select Portfolio, Series 3, Internet Select Portfolio, Series 3 or New e-conomy Select Portfolio, Series 2 or 5.5% of the Public Offering
Price per Unit for e-Business Portfolio, Series 3, Internet Portfolio,
Series 10 or New e-conomy Portfolio, Series 2.

April 14, 2000